Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2024
Accounting Policies [Abstract]
Summary of Outstanding Potential Common Shares Excluded in Computation of Diluted Net Loss Per Share
The Company excluded the following potential common shares, presented based on amounts outstanding at each period end, from the computation of diluted net loss per share for the periods indicated because including them would have had an anti-dilutive effect:

	December 31,
	2024	2023
Options to purchase common stock	7,678,058	7,088,261
Total	7,678,058	7,088,261